UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 5, 2010

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountants

(a)           KPMG LLP (“KPMG”) was previously the independent registered public accounting firm for Hallmark Financial Services, Inc. (the “Company”). Effective April 5, 2010, KPMG was dismissed as the Company’s independent registered public accounting firm.  The decision to change accountants was approved by the Audit Committee of the Company’s board of directors (the “Audit Committee”).

During the two fiscal years ended December 31, 2009, and the subsequent interim period preceding through April 5, 2010, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows.  KPMG’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and 2008, contained a separate paragraph stating, “As described in note 1 to the consolidated financial statements, in 2009 the Company changed its method of evaluating other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board, as of April 1, 2009.”

The Company has provided KPMG with a copy of the disclosures contained in this Form 8-K and has requested that KPMG furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements contained herein and, if not, stating the respects in which it does not agree.  A copy of KPMG’s letter concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

(b)           On April 6, 2010, the Audit Committee engaged Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  During the two most recent fiscal years ended December 31, 2009 and 2008, and through the subsequent interim period preceding such appointment, the Company did not consult with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event”  (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

16.1           KPMG LLP letter dated April 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: April 8, 2010	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer